FIRST AMENDMENT TO THE
NU HORIZONS ELECTRONICS CORP.
EXECUTIVE RETIREMENT PLAN

WHEREAS, Nu Horizons Electronics Corp. (the “Company”) has established the Nu Horizons Electronics Corp. Executive Retirement Plan effective March 28, 2005 (the “Plan”); and

WHEREAS, the Board of Directors of the Company desires to amend the Plan to clarify the definition of the term “Retirement” as provided therein;

NOW, THEREFORE, by virtue and in exercise of the power reserved to the Board of Directors of the Company by Section 6.1 of the Plan and pursuant to the authority delegated to the undersigned officer of the Company by the Board of Directors, the Plan be and is hereby amended, effective April 28, 2010, in the following particulars:

1.	By amending in its entirety the definition of “Retirement” at Section 2.14 of the Plan and replacing it with the following:

“2.14 “Retirement” shall mean (solely for the purposes of this Plan) (i) for Founders, a “separation from service,” as such term is defined in Code Section 409A, the Treasury Regulations promulgated thereunder, and/or any other applicable pronouncements issued by the Internal Revenue Service, other than by reason of death or for Cause, following such Participant’s attainment of a minimum of fifty-six (56) years of age with a minimum of twenty (20) years of continuous Company service; provided, however, that with respect to Arthur Nadata only, the term “Retirement, shall also include the death of Arthur Nadata or his “disability,” as such term is defined in Code Section 409A, the Treasury Regulations promulgated thereunder, and/or any other applicable pronouncements issued by the Internal Revenue Service, or (ii) for any other Participant, an authorized “separation from service,” as such term is defined in subparagraph (i) above, other than by reason of death or for Cause, following such Participant’s attainment of a minimum of sixty (60) years of age with a minimum of twenty (20) years of continuous Company service.”

2.	Except as otherwise provided herein, all of the terms and conditions of the Plan are hereby ratified and shall remain in full force and effect.

IN WITNESS WHEREOF, the Board of Directors of the Company has caused this amendment to be executed by the undersigned duly authorized officer of the Company this 28th day of April, 2010.

Nu Horizons Electronics Corp.

By:	/s/ Kurt Freudenberg